UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 14, 2006
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street — 37th Floor P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190
1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321	36-0938600
000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation) P.O. Box 8699 2301 Market Street Philadelphia, Pennsylvania 19101-8699 (215) 841-4000	23-0970240
333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348 (610) 765-6900	23-3064219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.02. Termination of a Material Definitive Agreement
On December 20, 2004, Exelon Corporation (Exelon) entered into an Agreement and Plan of Merger (Merger Agreement) with Public Service Enterprise Group Incorporated (PSEG) providing for a merger of PSEG with and into Exelon. The Merger Agreement provided that each share of PSEG common stock would be converted into 1.225 shares of Exelon common stock. The transactions contemplated by the Merger Agreement were approved by the boards of directors and shareholders of Exelon and PSEG. In addition, as of September 14, 2006, all regulatory approvals or reviews necessary to complete the merger had been completed with the exception of the approval from the New Jersey Board of Public Utilities (NJBPU). On September 14, 2006, Exelon gave formal notice to PSEG that Exelon had terminated the Merger Agreement. Exelon and PSEG issued a joint statement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
* * * * *
This combined Form 8-K is being furnished separately by Exelon, Commonwealth Edison Company (ComEd), PECO Energy Company (PECO) and Exelon Generation Company, LLC (Generation) (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.
Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants’ 2005 Annual Report on Form 10-K—ITEM 1A. Risk Factors, (b) the Registrants’ 2005 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data: Exelon—Note 20, ComEd—Note 17, PECO—Note 15 and Generation—Note 17, (c) other factors that present risks associated with the proposed merger of Exelon and PSEG as described in the joint proxy statement/prospectus that Exelon filed with the SEC pursuant to Rule 424(b)(3) on June 3, 2005 (Registration No. 333-122704, and (d) other factors discussed in filings with the Securities and Exchange Commission by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

Item 9.01. Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit No.	Description

99.1	Joint Statement of Exelon Corporation and Public Service Enterprise Group Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION
PECO ENERGY COMPANY
EXELON GENERATION COMPANY, LLC
/s/ John F. Young
John F. Young
Executive Vice President, Finance and Markets,
and Chief Financial Officer
Exelon Corporation

COMMONWEALTH EDISON COMPANY
/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer, Treasurer
and Chief Risk Officer
Commonwealth Edison Company

September 14, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Statement of Exelon Corporation and Public Service Enterprise Group Incorporated